SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                                _____________

                                  FORM 8-K/A
                              (Amendment No. 1)
                                _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of Report (Date of earliest event reported):  November 2, 1995

                              PLASTI-LINE, INC.
           (Exact name of registrant as specified in its charter)

                                  Tennessee

                (State or other jurisdiction of incorporation)
                                   0-15214

                           (Commission File Number)

                                 62-1218546

                      (IRS Employer Identification No.)

                            623 East Emory Road
                        Knoxville, Tennessee  37950
                  (Address of Principal Executive Offices)

                               (423) 938-1511
             (Registrant's telephone number, including area code)

                                    None
         (Former Name or Former Address, if Changed Since Last Report)

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits

I N D E X

	I.	HISTORICAL SUMMARIES FOR ACQUIRED BUSINESS:

		Carter-Miot Engineering Company, Inc.

		Report of Independent Accountants....................................... F-1
		Historical Summaries of Operating Revenues and Expenses for the year
			ended March 31, 1995, and for the six months ended September 30, 1995
			and September 30, 1994 (unaudited)..................................... F-2
		Historical Summaries of Net Assets Acquired as of March 31, 1995 and
			September 30, 1995 (unaudited)......................................... F-3
		Notes to Historical Summaries........................................... F-4

	II.	PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS OF PLASTI-LINE, INC.
		(Unaudited):

		Pro Forma Consolidated Financial Statements (unaudited) Introduction.... F-5
		Pro Forma Consolidated Statements of Operations (unaudited) for the year ended January 1, 1995, and the nine month period ended
   October 1, 1995................................................... F-6, F-7
		Notes to Pro Forma Consolidated Statements of Operations
   (unaudited)....................................................... F-8, F-9
		Pro Forma Consolidated Balance Sheet (unaudited) at October 1, 1995.... F-10
		Notes to Pro Forma Consolidated Balance Sheet (unaudited).............. F-11

III.		EXHIBITS AND SIGNATURES

REPORT OF INDEPENDENT ACCOUNTANTS


Board of Directors and
Shareholders of Plasti-Line, Inc.

We have audited the accompanying Historical Summary of Net Assets of Carter-Miot Engineering Company, Inc. (Carter-Miot) as of March 31, 1995 to be acquired by Plasti-Line, Inc., and the related historical summary of Carter-Miot's Operating Revenues and Expenses for the year then ended (collectively, the Historical Summaries). These Historical Summaries are the
responsibility of Carter-Miot's management.   Our responsibility is to
express an opinion on these Historical Summaries based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summaries are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summaries. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summaries. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summaries were prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission (for inclusion in a current report on Form 8-K/A of Plasti-Line, Inc.) as described in Note 1, and are not intended to be a complete presentation of Carter-Miot's assets or revenues and expenses.

In our opinion, the accompanying Historical Summaries referred to above present fairly, in all material respects, the net assets of Carter-Miot as of March 31, 1995 to be acquired by Plasti-Line, Inc., and the operating revenues and expenses for the year then ended, in conformity with generally accepted accounting principles.

As discussed in Note 3, to the Historical Summaries, Carter-Miot changed its method of revenue recognition. The accompanying Historical Summaries have been prepared using the newly adopted method.

                                          		COOPERS & LYBRAND L.L.P.

Knoxville, Tennessee
December 8, 1995


CARTER-MIOT ENGINEERING COMPANY, INC.
Historical Summaries of Net Assets Acquired
(See Note 1)

                                          	      March 31,     September 30,
	                                                 1995             	1995
                                        		                      (unaudited)
Cash	                                        $      4,251 	    $     4,324
Accounts receivable, net of allowance
 for doubtful accounts of $43,100 at
 March 31, 1995 and $102,300 at
 September 30, 1995, respectively             	 2,819,546      	 2,322,681
Inventories	                                    3,144,769	       2,797,229
Prepaid expenses and other	                       147,192	         117,540

	Total current assets	                          6,115,758	       5,241,774

Machinery and equipment	                        2,341,456	       2,321,640
Accumulated depreciation	                      (1,235,634)	     (1,402,114)

		Machinery and equipment, net	                 1,105,822	         919,526

Other assets                                 	     90,534	          80,563

		Total assets to be acquired	                  7,312,114	       6,241,863

Customer deposits	                              1,100,134	         676,919
Accounts payable assumed	                         334,743         	334,743
Accrued expenses	                                 581,298	         643,147

		Total liabilities assumed	                    2,016,175	       1,654,809

		Net assets to be acquired	                   $5,295,939	      $4,587,054

The accompanying notes are an integral part of these historical summaries.

                                     F-2


CARTER-MIOT ENGINEERING COMPANY, INC.
Historical Summaries of Operating Revenues and Expenses
(See Note 1)

                                       Year Ended       	Six Months Ended
		                                      March 31,  September 30, September 30,
		                                         1995       	   1995        	1994
				                                                         (unaudited)

Sales	                                 $ 20,307,180  $ 8,685,930  $10,516,032

Cost of goods sold	                      15,002,192    7,280,278  	 7,993,563

	Gross profit	                            5,304,988   	1,405,652 	  2,522,469

Selling and administrative expenses:
	Selling	                                 3,023,274   	1,328,709    1,468,186
	Administrative	                          2,001,311    1,181,048 	  1,026,930

	Total selling and
 administrative expenses	                 5,024,585  	 2,509,757	   2,495,116

Excess (deficit) of operating
 revenues over operating expenses	     $    280,403	 $(1,104,105)	$    27,353

The accompanying notes are an integral part of these historical summaries.

                                     F-3


CARTER-MIOT ENGINEERING COMPANY, INC.

Notes to Financial Summaries

1. 	BASIS OF PRESENTATION

On November 2, 1995, Plasti-Line, Inc. (Plasti-Line) purchased certain of Carter-Miot Engineering Company, Inc.'s (Carter-Miot) operating assets. The consideration paid by Plasti-Line consisted of $4,550,000 in cash, including estimated professional fees and other acquisition-related costs, and the assumption of certain Carter-Miot customer deposits, subcontractor payables, and other liabilities totaling approximately $1,632,000. The assets acquired by Plasti-Line are a component of Carter-Miot, rather than a separate legal entity or organization. The accompanying historical summaries of net assets acquired and the related historical summaries of operating revenues and expenses were prepared for the purpose of complying with certain rules and regulations of the Securities and Exchange Commission (for inclusion in a current report on Form 8/K-A of Plasti-Line, Inc.), and are not intended to be a complete presentation of Carter-Miot's assets or revenues and expenses.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Inventories - Inventories are stated at the lower of cost or market, with cost determined on a first-in, first-out (FIFO) basis. At March 31, 1995, inventory consists of $637,071 of raw materials and $2,507,698 of work-in process and finished goods.

Machinery and Equipment - Machinery and equipment are stated at historical cost. Repairs and maintenance are charged to expense as incurred. Depreciation is provided using the straight-line method over the estimated useful lives of the respective assets.

Customer Deposits - Customer deposits represent advance payments from various contract customers.

Interim Historical Summaries - Information in the accompanying historical summaries for the interim periods is unaudited. In the opinion of Carter-Miot's management, all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation have been included. Operating results for the six month period ended September 30, 1995, are not necessarily indicative of the results that may be expected for a complete year.

3.	CHANGE IN REVENUE RECOGNITION

Prior to fiscal 1995, the Company recognized revenue from contracts using the percentage of completion method. Effective at the beginning of fiscal 1995, the Company began recognizing revenue upon shipment or installation of product, based on contractual requirements. Management believes the recognition of sales only upon shipment or completion of installation better represents the Company's completion of the earnings process under its contracts and is more consistent with industry practice. Accordingly, historical information for the year ended March 31, 1995, and all interim periods (unaudited) have been restated to give retroactive effect to this change. The effect of the change was to decrease previously reported sales for the year ended March 31, 1995 by approximately $350,000.

PLASTI-LINE, INC.

PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS (UNAUDITED) INTRODUCTION

On November 2, 1995, Plasti-Line, Inc. (the Company) purchased certain operating assets of Carter-Miot Engineering Company, Inc. (Carter-Miot). The consideration paid by the Company consisted of approximately $4.55 million in cash, including estimated professional fees and other acquisition-related costs, and the assumption of certain liabilities totaling approximately
$1.63 million.

The following pro forma consolidated balance sheet (unaudited) as of October 1, 1995, gives effect to the purchase by the Company of certain assets of Carter-Miot as if the transaction had been effected on October 1, 1995. The following pro forma consolidated statements of operations (unaudited) for the fiscal year ended January 1, 1995 and for the nine months ended October 1, 1995, give effect to the acquisition as if it had been effected as of January 2, 1994.

The pro forma consolidated financial statements (unaudited) have been prepared by management of the Company and may not be indicative of the financial position or results of operations that actually would have occurred if the acquisition had been in effect on the dates indicated or which may be obtained in the future.


PLASTI-LINE, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Fiscal year ended January 1, 1995
(dollars in thousands, except per share data)

                                  		      Carter-Miot
	                                         Engineering
                        Plasti-Line, Inc. Company, Inc.
	                              Year Ended 	Year Ended	  Pro Forma   Pro Forma
	                               01/01/95 	  03/31/95	  Adjustments	   Total

Net sales	                     $  77,309 	  $  20,307	 $      -      $97,616

Operating expenses                                           70  (2)
	Cost of sales	                   63,060	     15,002	      (234) (2)  77,898

	Selling, general and                                    (1,000) (3)
  administrati                    13,349	      5,025	      (168) (5) 	17,206

		Total operating expenses	       76,409	     20,027	    (1,332)	     95,104

Income from operations	              900	        280	     1,332       	2,512

Other income (expense)
	Interest expense	                  (712)	         -      	(243) (1)   	(955)
	Goodwill write-off	              (3,986)         	-         	-	      (3,986)
	Provision for restructuring
  costs                           (2,416)         	-         	-      	(2,416)
	Other	                              853	          -  	       -	         853

		Total other income (expense)   	(6,261)         	-      	(243)     	(6,504)

Income (loss) before
 provision for
	income taxes                     (5,361)        	280    	1,089      	(3,992)
(Provision) benefit for
	income taxes	                       524    	       -	     (541) (4)	    (17)

Net income (loss)	              $  (4,837)  $     280 $     548    	$  (4,009)

Earnings per common share:     	$   (1.31)			                       $   (1.08)

Weighted average shares
 outstanding:	                  3,694,517			                        3,694,517

                                        F-6


PLASTI-LINE, INC.
PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
Nine months ended October 1, 1995
(dollars in thousands, except per share data)

		                                         Carter-Miot
	                                          Engineering
                        Plasti-Line, Inc.  Company, Inc.
                              Nine Months   Nine Months
                                 Ended         Ended     	Pro Forma 	Pro Forma
	                              10/01/95      09/30/95   	Adjustments   Total

Net sales	                      $64,970	      $13,978	    $    -  	   $78,948

Operating expenses                                            37  (2)
	Cost of sales	                  53,604	       10,837	      (176) (5)  64,302

	Selling, general and                                       (766) (3)
 administrative	                 10,262	        3,868	      (126) (5) 	13,238

		Total operating expenses	      63,866	       14,705	    (1,031)    	 77,540

Income (loss) from operations	    1,104	         (727)     1,031 	      1,408

Other income (expense)
	Interest income	                    24	            - 	        - 	         24
	Interest expense	                 (649)	           - 	     (255) (1)	   (904)

		Total other income (expense)	    (625)	           - 	     (255)	       (880)

Income (loss) before provision
 for income taxes	                  479         	(727)      	776         	528
Provision for income taxes	         222	            -	        19  (4)	    241

Net income (loss)	             $    257	     $   (727)	 $    757	    $    287

Earnings per common share:	    $   0.07	                           		$   0.08

Weighted average shares
 outstanding:	                3,679,510                          			3,679,510

                                     F-7


PLASTI-LINE, INC.

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(1)		To record the Company's estimated interest expense related to debt incurred for the acquisition ($4,550,000, principal amount at an average rate of 5.3% for the year ended January 1, 1995, and 7.5% for the nine months ended October 1, 1995).

(2) 	To eliminate Carter-Miot's historical depreciation expense and record depreciation and amortization on Carter-Miot assets acquired by the Company based upon their adjusted values using lives of 5 years for machinery and equipment and 15 years for goodwill, and to reflect cost of sales based on adjusted inventory value using the first-in, first-out costing method as follows (in thousands):

                                                   						Nine months
				                                  Year ended          		ended
	                                       1/1/95        		   10/1/95

			        Inventory valuation          	$21 	               $ -
			        Goodwill amortization	         77 	                58
			        Machinery and
            equipment depreciation	      (28)	               (21)

                                    					$70 	               $37

(3)	To eliminate certain Carter-Miot historical general and administrative expenses, and record the Company's estimated incremental personnel costs based on staff reductions. The reduction in personnel costs principally reflects the termination of eleven senior managers and replacement with one incremental general manager and two project managers. The reduction in executive compensation reflects the elimination of salary and certain benefit costs related to an executive position that will not be replaced by the Company. A detail of such costs is as follows (in thousands):

				                             Historical      	Projected
				                             Carter-Miot	    Plasti-Line
				                             General and	    General and
			                            	Administrative 	Administrative	  Pro Forma
                           				   Expenses  	      Expenses	     Adjustments

	Year ended, January 1, 1995

		Personnel costs		               $   944        $    200	        $   744
		Executive compensation	             256	              -         	   256

                               			$ 1,200        $    200         $ 1,000

	Nine Months Ended,
 October 1, 1995

		Personnel costs		               $   720	       $    150	        $   570
		Executive compensation	             196	              -           	 196

	                                 $   916       	$    150        	$   766

PLASTI-LINE, INC.

NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED),
	CONTINUED

(4)	To reflect the net income tax impact of the acquired operating income and the aforementioned pro forma adjustments at the Company's generally effective income tax rate of 39.5%. The Company's fiscal 1994 effective rate of 9.8% reflects certain nondeductible expenses relating to previously acquired companies.

(5)	To reflect replacement of the Carter-Miot Employee Stock Ownership Plan with participation in the Company's 401(k) plan (in thousands):

			                                	Historical     	Projected
				                                Carter-Miot   	Plasti-Line	    Pro Forma
                                   			Expenses	      Expenses	    Adjustments

	Year ended, January 1, 1995

		Cost of sales		                       $270	           $36	          $234
		Selling, general and administrative	   180	            12	           168

                                    				$450	           $48	          $402

	Nine months ended, October 1, 1995

		Cost of sales		                       $203           	$27          	$176
		Selling, general and administrative	   135          	   9          	 126

                                    				$338           	$36          	$302


PLASTI-LINE, INC.
PRO FORMA CONSOLIDATED BALANCE SHEET (Unaudited)
AS OF October 1, 1995
(dollars in thousands)

		                                        Carter-Miot
                                          Engineering
 	                     Plasti-Line, Inc.  Company, Inc.  Pro Forma   Pro Forma
                            	    10/01/95   	09/30/95  	Adjustments   	Total
ASSETS
Current assets:
	Cash and cash
  equivalents	                  $     10 	   $      4	  $      -  	   $    14
	Accounts receivable,
  net                            	15,260       	2,323       	(791) (1) 16,792
	Inventory	                       27,575       	2,797	       (405) (1)	29,967
	Prepaid expenses and other	       1,532	         117	        (96) (1) 	1,553
	Deferred income taxes	            1,869	           - 	         -   	   1,869

		Total current assets	           46,246	       5,241	     (1,292)     50,195

Property and equipment, net	      12,909	         919         	53  (1) 13,881

Goodwill	                              -           	-      	1,165  (1)  1,165
Other assets	                        115	          81   	      14  (1)	   210

		Total assets	                  $59,270 	   $  6,241	  $     (60) 	  $65,451

LIABILITIES AND SHAREHOLDERS'
	EQUITY
Current liabilities:
	Current portion of
  long-term debt	                $  745 	    $      - 	 $       -    	$   745
	Accounts payable	                 7,562	         335          	-	      7,897
	Accrued liabilities	              5,463         	643       	(219) (1) 	5,887
	Income taxes payable	               191           	-          	-        	191
	Customer deposits and
  deferred revenue	               10,366	         676	        196  (1)	11,238

		Total current liabilities	      24,327       	1,654	        (23)    	25,958

Long-term debt, excluding
 current installments	            11,162           	-      	4,550  (2)	15,712
Deferred income taxes	               987           	-          	-        	987
Deferred liabilities	                 75	           -      	    -	         75

		Total liabilities	              36,551       	1,654      	4,527     	42,732

Shareholders' equity:
Common stock	                          4	           -          	-          	4
Additional paid-in capital	        2,597	           -          	-      	2,597
Notes receivable, common stock	      (70)          	-          	-        	(70)
Retained earnings	                20,188            -           -      20,188
Investment in net assets to be
 acquired                              -        4,587      (4,587)          -

Total shareholders' equity        22,719        4,587      (4,587)     22,719

Total liabilities and
 shareholders' equity            $59,270      $ 6,241     $   (60)    $65,451


PLASTI-LINE, INC.

NOTES TO PRO FORMA CONSOLIDATED BALANCE SHEET (UNAUDITED)

(1) To record the allocation of consideration paid by the Company at fair value to the separately identifiable Carter-Miot assets acquired. The consideration paid was approximately $4.55 million cash, including estimated professional fees and other acquistion-related costs, and the assumption of certain obligations totaling approximately $1.63 million. The allocation of the purchase price to assets is expected to be as follows (in thousands):

                       Accounts receivable               $1,532
                       Inventory                          2,392
                       Machinery and equipment              972
                       Goodwill                           1,165
                       Other                                121

                                                         $6,182

     The allocation of the purchase price is subject to adjustment when additional information concerning asset and liability valuations is obtained. The final asset and liability fair values may differ from those set forth in the accompanying unaudited pro forma consolidated balance sheet; however, the changes are not expected to have a material effect on the consolidated financial position of Plasti-Line, Inc.

(2) To reflect debt incurred by the Company to finance the Carter-Miot acquisition.

(3) To reverse Carter-Miot's historical cost basis in net assets acquired by the Company.

III. EXHIBITS AND SIGNATURES

Exhibit
  No.                   Description

  2 Bill of Sale executed by Carolina First Bank dated November 2, 1995 (Incorporated herein by reference to Exhibit 2 in Plasti-Line's Current Report on Form 8-K, dated November 15, 1995.)

 99 Press Release dated November 2, 1995 (Incorporated herein by reference to Exhibit 99 in Plasti-Line's Current Report on Form 8-K, dated November 15, 1995)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Plasti-Line, Inc.
                                                Registrant

Date:  January 17, 1996                 By:     [S] Mark Deuschle
                                                Mark Deuschle
                                                Vice-President of Finance and
                                                Secretary